UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2013

Vansen Pharma Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33715	20-2881151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Convention Centre Drive, Suite 700, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 502-9494

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Our previous independent registered public accounting firm:

(i)	On October 10, 2013, our company formally informed Malone Bailey LLP, Certified Public Accounting Firm of their dismissal as our company’s independent registered public accounting firm.

(ii)
Malone Bailey LLP had not issued any audit reports or other opinions. There were no disagreements with Malone Bailey LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures. Our financial statements for the years ended December 31, 2012 and 2011 were audited by other auditors.

(iii)	Our company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
Through the interim periods (subsequent to our year ended December 31, 2012) to October 10, 2013 (the date of change in accountants), there have been no disagreements with Malone Bailey LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

(v)
Our company has requested that Malone Bailey LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. The letter of Malone Bailey LLP is incorporated into this report as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On October 10, 2013, our company engaged Saturna Group Chartered Accountants LLP as our new independent registered public accounting firm. During the two most recent fiscal years and through October 10, 2013, our company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on our company’s financial statements, and none of the following was provided to our company: (a) a written report, or (b) oral advice was provided that Saturna Group Chartered Accountants LLP concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Malone Bailey LLP to the Securities and Exchange Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANSEN PHARMA INC.

Date: October 28, 2013	By:	/s/ Richard Azani
Richard Azani
President and Director

3